                                                            SEMIANNUAL REPORT TO
                                                     SHAREHOLDERS FOR THE PERIOD
                                                            ENDED APRIL 30, 1998

LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)


Seeks long-term growth of capital primarily through equity investment in emerging markets around the globe.



KEMPER EMERGING
MARKETS GROWTH FUND



                 "...With our launch of this fund in January,
                  we were able to capitalize on the powerful
                     rebound emerging markets experienced
                        during the first quarter. ..."


                                                             [KEMPER FUNDS LOGO]

CONTENTS
3
ECONOMIC OVERVIEW
5
PERFORMANCE UPDATE
7
INDUSTRY SECTORS
8
LARGEST HOLDINGS
9
PORTFOLIO OF INVESTMENTS
15
FINANCIAL STATEMENTS
17
NOTES TO FINANCIAL STATEMENTS
21
FINANCIAL HIGHLIGHTS

AT A GLANCE
--------------------------------------------------------------------------------
KEMPER EMERGING MARKETS GROWTH FUND
TOTAL RETURNS
--------------------------------------------------------------------------------
FOR THE FOUR-MONTH PERIOD ENDED APRIL 30, 1998
(UNADJUSTED FOR ANY SALES CHARGE)

                                  [BAR GRAPH]
--------------------------------------------------------------------------------

Class A                                                 13.47%
Class B                                                 13.05%
Class C                                                 13.26%
Lipper Emerging Markets Funds Category Average*          6.27%
--------------------------------------------------------------------------------


Returns are historical and do not guarantee future performance. Returns and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost. Investments in foreign securities present special risk considerations including fluctuating currency exchange rates, government regulation and differences in liquidity that may increase the volatility of your investment.

--------------------------------------------------------------------------------
 NET ASSET VALUE
--------------------------------------------------------------------------------
                                     AS OF    AS OF
                                    4/30/98   1/9/98
--------------------------------------------------------------------------------
    KEMPER EMERGING MARKETS GROWTH
    FUND CLASS A                      $10.78    $9.50
--------------------------------------------------------------------------------
    KEMPER EMERGING MARKETS GROWTH
    FUND CLASS B                      $10.74    $9.50
--------------------------------------------------------------------------------
    KEMPER EMERGING MARKETS GROWTH
    FUND CLASS C                      $10.76    $9.50
--------------------------------------------------------------------------------

* Lipper Analytical Services, Inc. returns are based upon changes in net asset value with all dividends reinvested and do not include the effect of sales charges and, if they had, results may have been less favorable.

TERMS TO KNOW

CURRENCY DEVALUATION A significant decline of a currency's value relative to other currencies, such as the U.S. dollar. This may be prompted by trading or central bank intervention (or the lack of intervention) in the currency markets. For U.S. investors who are investing overseas, a devaluation of a foreign currency can have the effect of reducing the total return of their investment.

FUNDAMENTAL RESEARCH Analysis of companies based on the projected impact of management, products, sales, and earnings on balance sheets and income statements. Distinct from TECHNICAL ANALYSIS, which evaluates the attractiveness of a stock based on historical price and trading volume movements, rather than the financial results of the underlying company.

INTERNATIONAL MONETARY FUND An organization focused on lowering trade barriers and stabilizing currencies. While helping developing nations pay their debts, the IMF usually imposes tough guidelines aimed at lowering inflation, cutting imports, and raising exports.

LIQUIDITY A characteristic of an investment or an asset referring to the ease of convertibility into cash within a reasonably short period of time.

TRANSPARENCY The degree to which investors can evaluate if a company is managed in the interests of shareholders. Transparency is often not as good in developing markets where disclosure requirements may be less stringent, and protectionalism, subsidies, and cronyism may distort the business environment.

Sources: Scudder Kemper Investments, Inc., Barron's Dictionary of Finance and Investment Terms.

ECONOMIC OVERVIEW

[SILVIA PHOTO]

DR. JOHN E. SILVIA IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC. HIS PRIMARY RESPONSIBILITIES INCLUDE ANALYSIS, MODELING AND FORECASTING OF ECONOMIC DEVELOPMENTS AND FEDERAL RESERVE ACTIVITY THAT AFFECT FINANCIAL MARKETS, ESPECIALLY INTEREST RATE TRENDS. THIS EFFORT INCLUDES CLOSE COLLABORATION WITH BOTH INCOME AND EQUITY MUTUAL FUND MANAGERS AND PENSION FUND MANAGERS. HE IS ALSO A MEMBER OF THE INVESTMENT POLICY AND STRATEGY COMMITTEE FOR KEMPER FUNDS.

SILVIA HOLDS BACHELOR OF ARTS AND PH.D. DEGREES IN ECONOMICS FROM NORTHEASTERN UNIVERSITY IN BOSTON AND HAS A MASTER'S DEGREE IN ECONOMICS FROM BROWN UNIVERSITY IN PROVIDENCE, R.I. PRIOR TO HIS CAREER AT SCUDDER KEMPER, HE WAS WITH THE HARRIS BANK AND ALSO TAUGHT AT INDIANA UNIVERSITY.

SCUDDER KEMPER INVESTMENTS, INC. IS THE INVESTMENT MANAGER FOR KEMPER
FUNDS. IT IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS WORLDWIDE, MANAGING MORE THAN $200 BILLION IN ASSETS GLOBALLY FOR MUTUAL FUND INVESTORS, RETIREMENT AND PENSION PLANS, INSTITUTIONAL AND CORPORATE CLIENTS, INSURANCE COMPANIES AND PRIVATE, FAMILY AND INDIVIDUAL ACCOUNTS. IT IS ONE OF THE 10 LARGEST MUTUAL FUND COMPLEXES IN THE UNITED STATES.

DEAR SHAREHOLDERS,

Stable economic growth, low interest rates and sustained lower inflation have continued to produce a beneficial market environment for investors in the second quarter of 1998. Despite heightened sensitivity to earnings estimates and announcements, the market continued to support financial assets. We expect this favorable climate to continue -- in spite of the sensitivity -- at least over the shorter term.

        As always, expectations have been at the heart of the actions and reactions that move the markets. Expectations appear to be high, as demonstrated by a record flow of new cash into mutual funds. As of April 30, 1998, a record $5 trillion in mutual fund assets surpassed total assets of the nation's banks, according to the Investment Company Institute, a trade organization that monitors the mutual fund industry, and the Federal Reserve Bank in Washington.

        Unfortunately, high expectations often combine with high anxiety -- today's investors are attuned to even the smallest hint of economic change. The result is volatility. Many who believe that our long-running bull market is too good to be true or that stock prices are too high are wondering when the market will reverse.

        While a reversal may not be on the immediate horizon, investors are wise to watch for several signs that change is underway: rising prices, indicating higher inflation; repercussions of the Asian economic crisis on American business, which could appear in the form of reduced earnings; and a continued widening of our trade deficit, a serious imbalance caused by heightened American demand for foreign goods and services.

        On April 27, expectations were tested by reports that the Federal Reserve Board ("the Fed") was considering a hike in interest rates. The markets reacted immediately to this news, driving stock prices downward. But at its monetary policy meeting on May 19, the Fed chose to leave interest rates alone. In the coming months, the Fed could raise rates if inflation accelerates or if growth appears to be too rapid compared to the Fed's expectations.

        Our positive outlook for the short term is based primarily on the current resiliency of our marketplace. The United States appears to be firmly planted in the middle of an economic cycle, with no evidence of detrimental pressures that might be associated with the market's phenomenal growth. We are not seeing price increases for goods and services or a downturn in the housing market, both of which we might expect late in an economic cycle.

        Equities have continued to reward investors. The U.S. stock market, as measured by the Standard & Poor's 500, gained nearly 14 percent in the first quarter of 1998 and returned more than 13 percent year-to-date through the end of May. Bonds have also rewarded investors in terms of real return, which is total return less the rate of inflation. The high yield and corporate debt fixed-income markets also have performed well.

        U.S. economic growth, as measured by the gross domestic product (GDP) growth rate, was slightly above 4 percent for the first quarter. Our general expectation for the year is that growth in all of 1998 will increase between
2.5 and 3 percent over last year. In other words, the economy will remain strong, but will slow down as the year progresses.

        Consumer spending and corporate fixed investment have fueled the economy's solid growth. Spending on both capital goods and high technology has been strong. Corporate profits have grown between 5 and 10 percent, which appears to be acceptable in an environment of stable interest rates. U.S. employment growth has ranged from 2 to 2.25 percent, continuing to exceed expectations. Consumer confidence has continued to hit near all-time highs. The increase in output prices, an indicator of inflation measured by the Consumer Price Index (CPI), has remained at 1.5 to 2 percent.

        Adding to the good news, all seems to be quiet on the domestic policy front. At the end of February, the U.S. federal budget deficit essentially vanished. Recent efforts to reduce the deficit, combined with higher federal revenues due to the robust economy, have left us with an expected budget surplus of $60 billion to $80 billion for fiscal 1998. To date, our Democratic president and Republican Congress have not agreed on any significant legislation regarding tax credits, spending cuts or health care that could threaten the newfound federal budget surplus.

        Can we expect a little more excitement from overseas? A full-scale global recession from last year's Asian economic crisis seems unlikely at this point. The crisis has yet

ECONOMIC OVERVIEW

--------------------------------------------------------------------------------
ECONOMIC GUIDEPOSTS
--------------------------------------------------------------------------------

Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recession or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.

        The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year Treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.

                                  [BAR GRAPH]

                           NOW (5/31/98)      6 MONTHS AGO     1 YEAR AGO      2 YEARS AGO
10-YEAR TREASURY RATE(1)        5.65               5.81            6.49             6.91
PRIME RATE(2)                   8.5                8.5             8.5              8.25
INFLATION RATE(3)*              1.5                1.89            2.23             2.89
THE U.S. DOLLAR(4)              6.86              10.26            5.52             9.15
CAPITAL GOODS ORDERS(5)*        9.28              10.28            7.16             3.48
INDUSTRIAL PRODUCTION(5)*       3.85               5.76            4.28             3.79
EMPLOYMENT GROWTH(6)            2.61               2.8             2.5              2.13

(1) Falling interest rates in recent years have been a big plus for financial assets.

(2) The interest rate that commercial lenders charge their best borrowers.

(3) Inflation reduces an investor's real return. In the last five years, inflation has been as high as 6 percent. The low, moderate inflation of the last few years has meant high real returns.

(4) Change in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms' foreign profits.

(5) These influence corporate profits and equity performance.

(6) An influence on family income and retail sales.

*   Data as of April 30, 1998.

SOURCE:  ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.


to hurt most U.S. businesses and investors. Quite the contrary. While the mere threat of repercussions from the Asian crisis added to the anxiety mentioned earlier, it has also had the effect of keeping U.S. interest rates and prices in check, making the U.S. economy all the more attractive to investors around the world.

  In the global economy, the U.S. dollar continues to appreciate in value compared to other currencies. In fact, more capital is flowing into U.S. markets as investors generally avoid Asia. Europe also has been benefiting from the crisis. Canada, which is a commodity-producing exporter, has been somewhat negatively affected as commodity prices have fallen. Political unrest in Indonesia, nuclear tests in India and Pakistan and economic turmoil in Russia have been keeping international investors on the edges of their seats.

  Other major developments abroad include the final selection of countries to participate in Europe's single currency next year. Many European countries are adopting more restrictive fiscal policy and reducing inflation in anticipation of the momentous European Economic and Monetary Union (EMU). But after the EMU is established in 1999, tensions may indeed mount as countries work to adapt to the new structure.

  As we approach the turn of the century, one caveat remains: Don't underestimate the potential of the Year 2000 computer code problem. It appears that a significant number of federal government agencies will not meet the criteria necessary to avoid the problem. Many businesses are revealing that billions of dollars are being spent on the situation. Some experts say a global recession is in store. Others adamantly disagree. In any event, we may indeed see a reduction in capital spending toward the end of 1998 and the first half of next year as companies focus on fixing existing computers rather than on purchasing new equipment. We'll keep you posted!

  Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ John E. Silvia

JOHN E. SILVIA
June 10, 1998

PERFORMANCE UPDATE

[CORNELL PHOTO]

Joyce Cornell is a member of Scudder Kemper Investments' Global Equity Group, where she focuses her portfolio management and research responsibilities on the emerging markets. She has 11 years of investment experience. Cornell received a bachelor's degree from Oberlin College in 1966 and an M.Ed. degree from Tufts University in 1967.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report, as stated on the cover. The manager's views are subject to change at any time, based on market and other conditions.

LAUNCHED AS EMERGING MARKETS WERE BOUNCING BACK FROM THE DROPS
EXPERIENCED AT YEAR-END, KEMPER EMERGING MARKETS GROWTH FUND SAW STRONG PERFORMANCE IN ITS FIRST MONTHS OF OPERATION. THE COUNTRIES IN EASTERN EUROPE, AFRICA, AND LATIN AMERICA OFFERED SOLID ECONOMIC MANAGEMENT, STRONG GROWTH, AND COMPELLING STOCK VALUATIONS, WHICH SHOULD CONTINUE TO PROVIDE OPPORTUNITIES INTO THE SECOND HALF OF THE FUND'S FISCAL YEAR. JOYCE CORNELL, LEAD PORTFOLIO MANAGER OF KEMPER EMERGING MARKETS GROWTH FUND, DISCUSSES THE ENVIRONMENT AND FUND STRATEGY.

Q     HOW DID THE FUND PERFORM FOR THE PERIOD ENDED APRIL 30, 1998?

A     The fund returned 13.47 percent (Class A shares unadjusted for sales charge for the period starting January 9, 1998) which compares to the 7.26 percent return of the IFC Emerging Markets Free Investable Index for the period starting January 1. With our launch of this fund in January, we were able to capitalize on the powerful rebound emerging markets experienced during the first quarter of 1998 following the dramatic drops of the fourth quarter. This return was achieved over a relatively short period however. Because the emerging markets are characteristically more volatile (and offer correspondingly greater potential returns) than domestic investments, investing in this area requires a higher tolerance for risk and a longer-term commitment. The emerging markets present a number of dynamic opportunities for investors and we continue to see many emerging markets (and companies within these markets) that are offering outstanding long-term potential.

      The rebound in Asia that sparked the market jumps did prove to be only temporary and was not driven by fundamentals and, therefore, was largely unsupportable. The economies of the stricken countries are still shrinking. Negative earnings surprises, asset write-offs, and bankruptcies are ahead. While there are well-run companies that will survive and even grow from here in this region, valuations are extremely rich in comparison to other parts of the world with notably less systemic risk. For this reason we had a lesser exposure to this region than our benchmark index throughout the period.

Q     SO WHERE DID YOU CENTER YOUR ATTENTION IN MANAGING THE PORTFOLIO?

A     We focused on the blossoming of the Middle East as an attractive investment locale, as well as Latin America, which deserves a nod because we think Mexico and Peru will enjoy good performance over the remainder of 1998. In addition, we continued to monitor the risks to the supply of abundant liquidity that the world presently enjoys.

Q     TELL US MORE ABOUT THE MIDDLE EAST.

A     While the world has been riveted on Asia, many Middle Eastern countries are undertaking profound economic revolutions. For example, Egypt, with 70 million people, is the largest and most investable in the region. The country has been growing with low inflation, and is rapidly installing a comprehensive legal and regulatory framework to provide a transparent system where foreign and domestic investors are treated equally in all respects. Privatization of state holdings is well underway, and Egypt has the most constructive attitude toward foreign investment of any country in the world. For example, Egypt opened the insurance industry to increased competition by encouraging foreign insurance companies to either start wholly-owned operations or to buy stakes in existing Egyptian insurers. Dr. Youssef Boutros-Ghali, the Minister of the Economy, stated that he hopes foreign companies will come to Egypt because it is in need of technical expertise and the efficiencies that can result from foreign competition.

Q

      HOW DOES ASIA COMPARE TO A COUNTRY LIKE EGYPT?

A
      Asia is behind Egypt in both action and attitude in opening their markets to foreign ownership or competition. The current crisis is forcing the harder-hit economies to open somewhat under International Monetary Fund requirements. But it is a grudging effort that will likely be undermined by subtle barriers and foot dragging. It is still in the early stages, but it seems the afflicted Asian nations are drifting to a Japanese solution even in the face of IMF attempts to force a more open, market-driven solution. By "Japanese solution" we mean continued government policy allocation of capital -- heavily tainted with cronyism and corruption -- that allows a bare minimum of poorly-run companies to go bankrupt. The final result of this path will be economies burdened with excess capacity and inefficient companies growing much below potential and unable to withstand much global competition.

Q

      HOW ARE THESE SMALLER, TECHNICALLY BANKRUPT ASIAN COUNTRIES ABLE TO AFFORD THIS APPROACH WITHOUT THE RESERVES OF A COUNTRY SUCH AS JAPAN?

A
      We see the answer in the present excess of global liquidity, some of which is happy to bail-out Asia with few questions asked and fewer demands. To illustrate our point, none of the afflicted Asian countries has implemented transparent, efficient bankruptcy procedures. Thailand took a completely toothless first step. The government is slated to do more in October, but we doubt that their efforts will come to fruition. An endemic lack of transparency and lenient loan classification policy will allow banks to classify loans as current that are not, which will keep feeding money to failing companies. Thai banks are raising with ease huge sums of fresh equity capital in the West even at great premiums to locally held shares. With all this easy money, there is little incentive for meaningful economic and financial reforms.

Q

      HOW LONG CAN THIS ENVIRONMENT OF EASY MONEY LAST?

A
      Lots of liquidity is lovely, but it cannot last forever. Not being able to time such things we think it is best to position the fund somewhat defensively given the apparent excess of liquidity by investing in those countries and companies with strong sustainable growth where expectations aren't as high.

Q

      WHERE ELSE DO YOU SEE OPPORTUNITIES?

A
      We increasingly believe that strong growth not yet priced into equities is most abundant in the Middle East, parts of Africa, and Eastern Europe. We think Peru is not as hurt by El Nino as many believe and will rebound strongly. In Mexico, we believe the market has been over sold on fears of the effect of lower oil prices. Overall, we are convinced the most robust growth will come from the well-managed emerging economies which will result in solid capital appreciation for investors over time.

                                                              Performance UPDATE

INDUSTRY SECTORS

KEMPER EMERGING MARKETS GROWTH FUND'S SECTOR COMPOSITION*

Data shows the percentage of the common stocks in the portfolio that each sector represented on April 30, 1998.

                                 [BAR GRAPH]

FINANCE                       26.6%

COMSUMER STAPLES              14.5%

COMMUNICATIONS                 9.2%

HEALTH                         7.4%

ENERGY                         7.3%

CONSUMER DISCRETIONARY         7.0%

CONSTRUCTION                   7.0%

MANUFACTURING                  6.2%

METALS & MINERALS              4.1%

UTILITIES                      2.8%

MEDIA                          2.7%

DURABLES                       1.9%

SERVICE INDUSTRIES             1.5%

TRANSPORTATION                 1.0%

TECHNOLOGY                     0.8%

*Portfolio composition is subject to change.

KEMPER EMERGING MARKET GROWTH FUND'S TOP 15 HOLDINGS*

Representing 25 percent of the fund's equity holdings on April 30, 1998


                                     HOLDINGS                                  COUNTRY        PERCENT
----------------------------------------------------------------------------------------------------

1.          PLIVA D.D.                                                   Croatia                3.0%
----------------------------------------------------------------------------------------------------

2.          WIELKOPOLSKI BANK KREDYTOWY                                  Poland                 2.3%
----------------------------------------------------------------------------------------------------

3.          ZAKLADY LENTEX                                               Poland                 1.9%
----------------------------------------------------------------------------------------------------

4.          ALPHA CREDIT BANK                                            Greece                 1.9%
----------------------------------------------------------------------------------------------------

5.          ORBIS S.A.                                                   Poland                 1.6%
----------------------------------------------------------------------------------------------------

6.          CEMENTOS LIMA S.A.                                           Peru                   1.6%
----------------------------------------------------------------------------------------------------

7.          NATIONAL BANK OF GREECE                                      Greece                 1.6%
----------------------------------------------------------------------------------------------------

8.          CONSORCIO ARA, S.A.                                          Mexico                 1.5%
----------------------------------------------------------------------------------------------------

9.          PORTUGAL TELECOM S.A.                                        Portugal               1.4%
----------------------------------------------------------------------------------------------------

10.         AKSIGORTA A.S.                                               Turkey                 1.4%
----------------------------------------------------------------------------------------------------

11.         SOCIETE DES BRASSERIES                                       Morroco                1.4%
----------------------------------------------------------------------------------------------------

12.         NATIONAL BANK OF OMAN                                        Oman                   1.4%
----------------------------------------------------------------------------------------------------

13.         VINA CONCHA Y TORO                                           Chile                  1.4%
----------------------------------------------------------------------------------------------------

14.         TELECOMUNICACOES DE RIO JANEIRO                              Brazil                 1.3%
----------------------------------------------------------------------------------------------------

15.         MISR REFRIGERATION & AIR CONDITIONING                        Egypt                  1.3%
----------------------------------------------------------------------------------------------------

*PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE.

                                                                Largest HOLDINGS

KEMPER EMERGING MARKETS GROWTH FUND

Portfolio of Investments at April 30, 1998 (unaudited)


           EQUITY SECURITIES                                                         NUMBER OF SHARES    MARKET VALUE($)
    BAHRAIN--.2%
                                       Arab Insurance Group (GDR)
                                         (INSURANCE COMPANY)                                   200              2,575
                                       ----------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
    BRAZIL--7.6%
                                       Companhia Energetica de Minas Gerais (pfd.)
                                         (ELECTRIC POWER UTILITY)                          126,000              6,115
                                       Companhia Riograndense Telecomunicacoes S.A.
                                         (TELECOMMUNICATION SERVICES)                       11,100             14,656
                                       Petroleo Brasileiro S.A. (pfd.)
                                         (PETROLEUM COMPANY)                                56,000             14,200
                                       Saraiva S.A. Livreiros Editores (pfd.)
                                         (BOOK PUBLISHER)                                    1,400              6,304
                                       Telecomunicacoes Brasileiras S.A.
                                         (TELECOMMUNICATION SERVICES)                      142,500             14,142
                                       Telecomunicacoes do Parana S.A. (pfd.)
                                         (TELECOMMUNICATION SERVICES)                       25,000             14,274
                                       Telecomunicacoes de Rio Janeiro S.A. (pfd.)
                                         (TELECOMMUNICATION SERVICES)                       96,000             15,110
                                       ----------------------------------------------------------------------------------
                                                                                                               84,801
----------------------------------------------------------------------------------------------------------------------------
    CANADA--.1%
                                       (a)Corriente Resources, Inc.
                                         (MINING AND PROCESSING OF GOLD, BISMUTH,
                                         TIN AND TUNGSTEN IN SOUTH AMERICA)                  2,000              1,398
                                       ----------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
    CHILE--2.4%
                                       Compania de Telefonos de Chile, S.A. (ADR)
                                         (TELECOMMUNICATION SERVICES)                          450             11,278
                                       Vina Concha y Toro S.A. (ADR)
                                         (WINE PRODUCER)                                       480             15,600
                                       ----------------------------------------------------------------------------------
                                                                                                               26,878
----------------------------------------------------------------------------------------------------------------------------
    CROATIA--2.9%
                                       Pliva D.D. (GDR)
                                         (PHARMACEUTICAL COMPANY)                            1,825             33,033
                                       ----------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
    EGYPT--9.3%
                                       Al Ahram Beverage Co.
                                         (BEVERAGE COMPANY)                                    200             12,922
                                       Arab International Construction Co.
                                         (CONSTRUCTION COMPANY)                                100              4,692
                                       Eastern Tobacco Co.
                                         (MAKER OF TOBACCO PRODUCTS)                           200              4,545
                                       Egypt Gas Co.
                                         (CONSTRUCTION OF NATURAL GAS PIPELINES)               100              9,971
                                       (a)Egyptian Financial & Industrial Co.
                                         (FERTILIZER PRODUCER)                                 200              5,572
                                       (a)Egyptian International Pharmaceutical Co.
                                         (PHARMACEUTICAL COMPANY)                              100              7,126
                                       (a)(b)Egyptian Mobile Phone Co., Ltd.
                                         (CELLULAR TELECOMMUNICATION SERVICES)                  35                 26
                                       Madinet Nasser City Housing Co.
                                         (REAL ESTATE DEVELOPMENT COMPANY)                     100              6,129
                                       Misr International Bank
                                         (COMMERCIAL AND FOREIGN BANK)                         230              5,902
                                       (a)Misr Refrigeration & Air Conditioning
                                         Manufacturing Co.
                                         (MANUFACTURER AND DISTRIBUTOR OF AIR
                                         CONDITIONING UNITS)                                   720             15,067

PORTFOLIO OF Investments


                                                                                     NUMBER OF SHARES    MARKET VALUE($)
                                       (a)Olympic Group Financial
                                         (FINANCIAL SERVICES COMPANY)                        1,200              5,631
                                       Oriental Weavers Corp.
                                         (CARPET MANUFACTURER)                                 580             12,076
                                       (a)Suez Cement Co.
                                         (CEMENT PRODUCER)                                     200              4,164
                                       Torrah Portland Cement Co.
                                         (CEMENT PRODUCER)                                     450              9,521
                                       ----------------------------------------------------------------------------------
                                                                                                              103,344
----------------------------------------------------------------------------------------------------------------------------
    ESTONIA--.6%
                                       (a)Eesti Uhispanka
                                         (COMMERCIAL BANK)                                   1,400              6,433
                                       ----------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
    FRANCE--.7%
                                       Bouygues Offshore S.A.
                                         (OFFSHORE AND ONSHORE OIL AND GAS
                                         PRODUCTION, CONSTRUCTION AND MAINTENANCE
                                         SERVICES)                                             175              7,657
                                       ----------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
    GHANA--.6%
                                       (a)(b)Social Security Bank Ltd.
                                         (FULL SERVICE COMMERCIAL BANK)                      4,500              6,975
                                       ----------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
    GREECE--6.3%
                                       Alpha Credit Bank A.E.
                                         (COMMERCIAL BANK)                                     200             21,098
                                       Delta Informatics S.A.
                                         (CORPORATE INFORMATION SERVICES)                      200              7,636
                                       Ethniki General Insurance Co.
                                         (INSURANCE AND REINSURANCE COMPANY)                   400             11,893
                                       National Bank of Greece S.A.
                                         (FULL SERVICE BANK)                                   100             17,594
                                       Sidenor S.A.
                                         (OPERATOR OF STEEL MILLS)                             300             11,644
                                       ----------------------------------------------------------------------------------
                                                                                                               69,865
----------------------------------------------------------------------------------------------------------------------------
    HUNGARY--7.0%
                                       Graboplast Rt                                           150              5,688
                                       Graboplast Rt (GDR)
                                         (PRODUCER OF HOME IMPROVEMENT MATERIALS,
                                         ARTIFICIAL LEATHER AND BOOK BINDINGS)               1,000              6,500
                                       Magyar Olaj-es Gazipari Rt                              200              6,077
                                       Magyar Olaj-es Gazipari Rt
                                         (INTEGRATED DOMESTIC OIL AND GAS COMPANY)             400             12,240
                                       OTP Bank Rt                                             250             11,850
                                       OTP National Savings and Commercial Bank Rt
                                         (GDR)
                                         (COMMERCIAL AND SAVINGS BANK)                         250             12,000
                                       (b)Pannonplast Rt
                                         (MANUFACTURER OF PLASTIC PRODUCTS FROM
                                         PVC, POLYPROPYLENE, POLYETHYLENE AND OTHER
                                         RAW MATERIALS)                                        100              4,242
                                       Pick Szeged Rt (GDS)
                                         (SAUSAGE MAKER)                                       300              3,765
                                       Richter Gedeon Rt                                       100             10,713
                                       Richter Gedeon Rt (GDR)
                                         (PHARMACEUTICAL COMPANY)                               50              5,325
                                       ----------------------------------------------------------------------------------
                                                                                                               78,400

                                                        Portfolio of INVESTMENTS


                                                                                     NUMBER OF SHARES    MARKET VALUE($)
    ISRAEL--2.3%
                                       ECI Telecommunications Ltd.
                                         (TELECOMMUNICATION SERVICES)                          200              6,100
                                       ESC Medical Systems Ltd.
                                         (PRODUCER OF DEVICES FOR NON-INVASIVE
                                         TREATMENT OF BENIGN VASCULAR LESIONS)                 310             10,075
                                       MEMCO Software Ltd.
                                         (PRODUCER OF SECURITY SOFTWARE)                       300              9,000
                                       ----------------------------------------------------------------------------------
                                                                                                               25,175
----------------------------------------------------------------------------------------------------------------------------
    JORDAN--2.4%
                                       (b)Arab Potash Co., Ltd.
                                         (SALT AND CHEMICAL PRODUCER)                          600              4,849
                                       Aramex International Ltd.
                                         (EXPRESS DELIVERY AND FREIGHT FORWARDING
                                         IN THE MIDEAST AND INDIA)                             850             11,263
                                       (b)Dar Al Dawa Development & Investment Co.
                                         (PHARMACEUTICAL COMPANY)                              700              5,696
                                       The Housing Bank
                                         (RESIDENTIAL CONSTRUCTION FINANCE)                    550              4,661
                                       ----------------------------------------------------------------------------------
                                                                                                               26,469
----------------------------------------------------------------------------------------------------------------------------
    KENYA--4.1%
                                       (a)James Finlay PLC
                                         (TEA PRODUCER)                                      6,500             13,265
                                       Kenya Commercial Bank, Ltd.
                                         (COMMERCIAL BANK)                                   7,700              8,953
                                       Kenya Power & Lighting Co., Ltd.
                                         (DISTRIBUTION AND SALE OF ELECTRICITY)              3,210              9,065
                                       Sasini Tea & Coffee Ltd.
                                         (TEA AND COFFEE GROWER AND PROCESSOR)               8,250              9,593
                                       Uchimi Supermarket Ltd.
                                         (SUPERMARKET OPERATOR)                              7,000              4,593
                                       ----------------------------------------------------------------------------------
                                                                                                               45,469
----------------------------------------------------------------------------------------------------------------------------
    MEXICO--9.8%
                                       Apasco, S.A. de C.V.
                                         (CEMENT PRODUCER)                                   1,500             10,178
                                       (a)Consorcio ARA, S.A. de C.V.
                                         (LOW-INCOME HOUSING DEVELOPER)                      3,400             16,943
                                       Fomento Economico Mexicano, S.A de C.V. "B"
                                         (PRODUCER OF BEER AND SOFT DRINKS)                  1,900             14,057
                                       Gruma S.A. de C.V.
                                         (PRODUCER AND DISTRIBUTOR OF CORN FLOUR)            1,300              2,983
                                       (a)Grupo Financiero Bancomer S.A. de C.V.
                                         "B"
                                         (COMMERCIAL BANK)                                  15,000             10,355
                                       Grupo Financiero Banorte "B"
                                         (FINANCIAL SERVICES HOLDING COMPANY)                2,800              4,611
                                       Grupo Industrial Bimbo, S.A. de C.V. "A"
                                         (PRODUCER OF BREAD AND OTHER BAKED GOODS)           2,300              5,771
                                       Grupo Industrial Saltillo, S.A. de C.V.
                                         (MANUFACTURER OF SMELTED STEEL PRODUCTS)            2,100              8,956
                                       Grupo Radio Centro S.A. de C.V.
                                         (OWNER AND OPERATOR OF RADIO STATIONS)              6,600             10,465
                                       Industrias Penoles S.A.
                                         (EXPLORATION AND MARKETING OF MINERALS AND
                                         NON-FERROUS METALS SUCH AS LEAD, ZINC AND
                                         SILVER)                                             1,200              4,948
                                       Latinoamericana Duty Free, S.A. de C.V.
                                         (OPERATOR OF HIGH QUALITY DUTY FREE
                                         AIRPORT SHOPS)                                      5,100              3,364

PORTFOLIO OF Investments


                                                                                     NUMBER OF SHARES    MARKET VALUE($)
                                       Sigma Alimentos S.A.
                                         (PRODUCER AND DISTRIBUTOR OF COLD STORAGE
                                         FOODS)                                                800             13,006
                                       TV Azteca, S.A. de C.V. (ADR)
                                         (OWNER AND OPERATOR OF NATIONAL TELEVISION
                                         NETWORKS)                                             200              3,725
                                       ----------------------------------------------------------------------------------
                                                                                                              109,362
----------------------------------------------------------------------------------------------------------------------------
    MOROCCO--3.8%
                                       Banque Marocaine du Commerce Exterieur S.A.
                                         (COMMERCIAL BANK)                                     290              6,946
                                       Omnium Nord Africaine
                                         (CONGLOMERATE)                                         50              5,298
                                       Societe des Brasseries du Nord Marocaine
                                         (DISTRIBUTOR OF BEER AND CARBONATED
                                         BEVERAGES)                                             50             15,739
                                       WAFABANK
                                         (COMMERCIAL BANK)                                     130             14,804
                                       ----------------------------------------------------------------------------------
                                                                                                               42,787
----------------------------------------------------------------------------------------------------------------------------
    OMAN--2.3%
                                       (a)Alliance Housing Bank
                                         (LONG-TERM MORTGAGE BANK)                             400              1,818
                                       (a)(b)National Bank of Oman Allotment
                                         (COMMERCIAL BANK)                                      50                774
                                       National Bank of Oman Ltd.
                                         (COMMERCIAL BANK)                                     995             15,662
                                       (a)(b)Oman Cable Industry SAOG
                                         (MANUFACTURER OF ELECTRICAL AND POWER
                                         CABLES)                                               390              3,140
                                       (a)Oryx Fund, Ltd.
                                         (MUTUAL FUND DOMICILED IN GUERNSEY,
                                         INVESTING IN THE MIDDLE EAST)                         250              4,375
                                       ----------------------------------------------------------------------------------
                                                                                                               25,769
----------------------------------------------------------------------------------------------------------------------------
    PERU--5.9%
                                       Cementos Lima S.A. "T"
                                         (CEMENT PRODUCER)                                     800             17,597
                                       Compania Peruana de Telefonos S.A. "B"
                                         (PUBLIC AND CELLULAR TELEPHONE SERVICES)            2,400              5,283
                                       Edegel S.A. "B"
                                         (ELECTRIC POWER UTILITY)                           26,900              9,996
                                       Enrique Ferreyros y Cia
                                         (MACHINERY MANUFACTURER)                           10,000             12,564
                                       Grana y Montero S.A.
                                         (HOLDING COMPANY: ENGINEERING,
                                         CONSTRUCTION, OIL DRILLING)                         8,000              5,521
                                       Minas Buenaventura S.A. (ADR)
                                         (MINING COMPANY)                                      800             12,400
                                       Pesquera Austral S.A.
                                         (FISH HARVESTING, FISHMEAL AND FISH OIL
                                         PRODUCTION)                                         3,000              2,283
                                       ----------------------------------------------------------------------------------
                                                                                                               65,644
----------------------------------------------------------------------------------------------------------------------------
    PHILIPPINES--1.3%
                                       (a)Aboitiz Equity Ventures Inc.
                                         (CONGLOMERATE: ELECTRICITY,
                                         INFRASTRUCTURE, SHIPBUILDING)                     100,000              4,981
                                       (a)International Container Terminal
                                         Services, Inc.
                                         (CONTAINERIZED CARGO HANDLING FIRM)                33,500              4,422
                                       Philippine Long Distance Telephone Co.
                                         (TELECOMMUNICATION SERVICES)                          200              5,355
                                       ----------------------------------------------------------------------------------
                                                                                                               14,758

                                                        Portfolio of INVESTMENTS


                                                                                     NUMBER OF SHARES    MARKET VALUE($)
    POLAND--12.3%
                                       (a)Amica
                                         (MANUFACTURER OF HOME APPLIANCES)                     700             12,469
                                       Bank Przemyslowo Handlowy
                                         (BANK)                                                165             14,574
                                       (a)Bydgoska Fabryka Kabli S.A.
                                         (MANUFACTURER OF CABLES, WIRES AND
                                         INSULATING MATERIALS)                               1,300             12,095
                                       Jelfa
                                         (PHARMACEUTICAL COMPANY)                              400             11,070
                                       Mostostal Zabrze Holding S.A.
                                         (CONSTRUCTION COMPANY)                              1,000              5,300
                                       (a)Orbis S.A.
                                         (TRAVEL AND TOURIST AGENCY)                         1,800             17,913
                                       Sanockie Zaklady Przemyslu Gumowego Stomil
                                         S.A.
                                         (MANUFACTURER OF TIRES AND INNER TUBES)               900             10,202
                                       Wielkopolski Bank Kredytowy S.A.
                                         (COMMERCIAL BANK)                                   3,205             25,289
                                       Zaklady Lentex
                                         (PRODUCER OF PVC PRODUCTS USED IN CARS,
                                         FOOTWEAR, HOUSING AND PUBLIC CONSTRUCTION)          1,500             21,596
                                       Zaklady Metali Lekkich Kety
                                         (MANUFACTURER OF ALUMINUM CASTING ALLOYS
                                         AND PRODUCTS)                                         330              6,121
                                       ----------------------------------------------------------------------------------
                                                                                                              136,629
----------------------------------------------------------------------------------------------------------------------------
    PORTUGAL--5.4%
                                       Banco Comercial Portugues
                                         (COMMERCIAL BANK)                                     200              7,013
                                       (b)Banco Comercial Portugues
                                         (COMMERCIAL BANK)                                      39              1,326
                                       Banco Espirito Santo
                                         (COMMERCIAL AND INVESTMENT BANKING)                   230             11,005
                                       Banco Portugues do Investimento
                                         (BANK)                                                180              8,368
                                       Electricidade de Portugal
                                         (ELECTRIC UTILITY)                                    250              6,524
                                       Jeronimo Martins S.A.
                                         (FOOD PRODUCER AND RETAILER)                          100              4,676
                                       Portugal Telecom S.A.
                                         (TELECOMMUNICATION SERVICES)                          300             16,124
                                       Semapa Cement S.A.
                                         (CEMENT PRODUCER)                                     186              5,441
                                       ----------------------------------------------------------------------------------
                                                                                                               60,477
----------------------------------------------------------------------------------------------------------------------------
    SLOVENIA--.4%
                                       SKB Banka (GDR)
                                         (COMMERCIAL, SAVINGS AND INVESTMENT BANK)             300              4,545
                                       ----------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
    SOUTH AFRICA--4.2%
                                       African Lakes Corp. PLC
                                         (MOTOR TRADING, AGRICULTURE, MINING,
                                         ENGINEERING, COMPUTER SUPPLIES AND GENERAL
                                         TRADING)                                            6,000              5,068
                                       (a)Energy Africa Ltd.
                                         (OIL AND GAS EXPLORATION AND PRODUCTION)            2,500             12,117
                                       Fedics Group Ltd.
                                         (INFLIGHT AND AIRPORT CATERING, HOTEL
                                         MANAGEMENT)                                         8,700              9,122
                                       Millennium Entertainment Group Africa Ltd.
                                         (OPERATOR OF MUSIC STUDIOS, PRODUCER OF
                                         CASSETTES, RACK MUSIC, DISTRIBUTOR OF
                                         FILMS AND VIDEOS)                                   9,400              9,577

PORTFOLIO OF Investments


                                                                                     NUMBER OF SHARES    MARKET VALUE($)
                                       Protea Furnishers Ltd.
                                         (RETAILER OF HOUSEHOLD FURNITURE AND
                                         APPLIANCES)                                        10,900             10,781
                                       ----------------------------------------------------------------------------------
                                                                                                               46,665
----------------------------------------------------------------------------------------------------------------------------
    SRI LANKA--.7%
                                       (a)Maskeliya Plantation Ltd.
                                         (TEA PLANTATION OPERATOR)                           8,000              8,309
                                       ----------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
    TURKEY--3.3%
                                       Aksigorta A.S.
                                         (MULTI-LINE INSURANCE COMPANY)                    215,000             15,913
                                       Alcatel Teletas Telekomunikasyon Endustri ve
                                         Ticaret A.S.
                                         (MANUFACTURER OF TRANSMISSION EQUIPMENT,
                                         DIGITAL TELEPHONE EXCHANGES, OFFICE
                                         COMMUNICATION SYSTEMS)                             70,000             11,062
                                       Migros Turkey
                                         (RETAILER)                                         10,000              9,802
                                       ----------------------------------------------------------------------------------
                                                                                                               36,777
----------------------------------------------------------------------------------------------------------------------------
    UNITED STATES--1.7%
                                       (a)Benton Oil & Gas Co.
                                         (OIL AND GAS EXPLORATION, DEVELOPMENT AND
                                         PRODUCTION)                                           400              4,875
                                       Diamond Offshore Drilling, Inc.
                                         (OFFSHORE OIL AND GAS WELL DRILLING)                  180              9,113
                                       Santa Fe International Corp.
                                         (INTERNATIONAL OFFSHORE AND LAND CONTRACT
                                         DRILLER)                                              125              4,898
                                       ----------------------------------------------------------------------------------
                                                                                                               18,886
----------------------------------------------------------------------------------------------------------------------------
    ZIMBABWE--2.4%
                                       Delta Corp., Ltd.
                                         (BREWERY)                                          16,500             12,061
                                       National Merchant Bank of Zimbabwe
                                         (COMMERCIAL BANK)                                   7,400              4,977
                                       Tanganda Tea Co., Ltd.
                                         (TEA PRODUCER AND DISTRIBUTOR)                     29,570              9,511
                                       ----------------------------------------------------------------------------------
                                                                                                               26,549
                                       ----------------------------------------------------------------------------------
                                       TOTAL INVESTMENT PORTFOLIO--100%
                                       (Cost $1,039,873)                                                    1,115,629
                                          ----------------------------------------------------------------------------------

 NOTES TO PORTFOLIO OF INVESTMENTS

(a) Non-income producing security.

(b) Securities valued in good faith by the Valuation Committee of the Board of Directors at fair value amounted to $27,028 (2.36% of net assets). Their values have been estimated by the Valuation Committee in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at April 30, 1998 aggregated $28,692. These securities may also have certain restrictions as to resale.

Based on the cost of investments of $1,039,873 for federal income tax purposes at April 30, 1998, the gross unrealized appreciation was $105,483, the gross unrealized depreciation was $29,727 and the net unrealized appreciation on investments was $75,756.

See accompanying Notes to Financial Statements.

                                                        Portfolio of INVESTMENTS

STATEMENT OF ASSETS AND LIABILITIES

April 30, 1998 (unaudited)

 ASSETS
Investments, at value
(Cost $1,039,873)                                               $1,115,629
--------------------------------------------------------------------------
Cash                                                                54,310
--------------------------------------------------------------------------
Foreign currency, at value
(Cost $66,464)                                                      66,361
--------------------------------------------------------------------------
Deferred organization expense                                       13,983
--------------------------------------------------------------------------
Receivable for:
  Investments sold                                                   5,413
--------------------------------------------------------------------------
  Fund shares sold                                                  15,036
--------------------------------------------------------------------------
  Dividends                                                          4,954
--------------------------------------------------------------------------
  Reimbursement from Adviser                                        28,966
--------------------------------------------------------------------------
    TOTAL ASSETS                                                 1,304,652
--------------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
Payable for:
  Investments purchased                                            109,537
--------------------------------------------------------------------------
  Fund shares redeemed                                                  31
--------------------------------------------------------------------------
  Distribution services fee                                            203
--------------------------------------------------------------------------
  Other payables and accrued expenses                               47,440
--------------------------------------------------------------------------
    Total liabilities                                              157,211
--------------------------------------------------------------------------
NET ASSETS                                                      $1,147,441
--------------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
Paid-in capital                                                 $1,063,719
--------------------------------------------------------------------------
Undistributed net realized gain on investments                       5,023
--------------------------------------------------------------------------
Net unrealized appreciation on:
  Investments                                                       75,756
--------------------------------------------------------------------------
  Foreign currency related transactions                                145
--------------------------------------------------------------------------
Undistributed net investment income                                  2,798
--------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                     $1,147,441
--------------------------------------------------------------------------
 THE PRICING OF SHARES
CLASS A SHARES
  Net asset value and redemption price per share
  ($840,366 / 77,971 shares outstanding)                            $10.78
--------------------------------------------------------------------------
  Maximum offering price per share
  (net asset value, plus 6.10% of
  net asset value or 5.75% of offering price)                       $11.44
--------------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($267,208 / 24,874 shares outstanding)                            $10.74
--------------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($39,867 / 3,704 shares outstanding)                              $10.76
--------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL Statements

For the period from January 9, 1998 (commencement of operations) to April 30, 1998 (unaudited)

STATEMENT OF OPERATIONS

 NET INVESTMENT INCOME
  Dividends (net of foreign taxes withheld of $349)             $ 6,440
-----------------------------------------------------------------------
  Interest                                                        1,083
-----------------------------------------------------------------------
    Total investment income                                       7,523
-----------------------------------------------------------------------
Expenses:
  Management fee                                                  2,564
-----------------------------------------------------------------------
  Distribution services fee                                         203
-----------------------------------------------------------------------
  Administrative services fee                                       514
-----------------------------------------------------------------------
  Custodian, accounting and transfer agent fees and related
  expenses                                                       43,541
-----------------------------------------------------------------------
  Professional fees                                               4,991
-----------------------------------------------------------------------
  Amortization of organization expenses                           1,017
-----------------------------------------------------------------------
  Other                                                             453
-----------------------------------------------------------------------
    Total expenses before expense waiver                         53,283
-----------------------------------------------------------------------
Less expenses waived and absorbed by investment manager         (48,558)
-----------------------------------------------------------------------
    Total expenses after expense waiver                           4,725
-----------------------------------------------------------------------
NET INVESTMENT INCOME                                             2,798
-----------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on:
    Investments                                                   4,931
-----------------------------------------------------------------------
    Foreign currency related transactions                            92
-----------------------------------------------------------------------
                                                                  5,023
-----------------------------------------------------------------------
  Change in net unrealized appreciation on:
    Investments                                                  75,756
-----------------------------------------------------------------------
    Foreign currency related transactions                           145
-----------------------------------------------------------------------
                                                                 75,901
-----------------------------------------------------------------------
Net gain on investments                                          80,924
-----------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $83,722
-----------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

 OPERATIONS AND CAPITAL SHARE ACTIVITY
  Net investment income                                         $    2,798
--------------------------------------------------------------------------
  Net realized gain                                                  5,023
--------------------------------------------------------------------------
  Change in net unrealized appreciation                             75,901
--------------------------------------------------------------------------
Net increase in net assets resulting from operations                83,722
--------------------------------------------------------------------------
Net increase from capital share transactions                     1,043,719
--------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                     1,127,441
--------------------------------------------------------------------------
 NET ASSETS
Beginning of period                                                 20,000
--------------------------------------------------------------------------
END OF PERIOD (including undistributed net investment income
of $2,798)                                                      $1,147,441
--------------------------------------------------------------------------

                                                            Financial STATEMENTS

--------------------------------------------------------------------------------
1
     DESCRIPTION OF THE
     FUND Kemper Emerging Markets Growth Fund (the Fund) is a non-diversified series of Kemper Global/International Series, Inc. (the Corporation), an open-end management investment company organized as a corporation in the state of Maryland. The Fund currently offers three classes of shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Differences in class expenses will result in the payment of different per share income dividends by class. All shares of the Fund have equal rights with respect to voting, dividends and assets, subject to class specific preferences.

--------------------------------------------------------------------------------
2
     SIGNIFICANT
     ACCOUNTING POLICIES     SECURITY VALUATION. Portfolio securities which are
                             traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq
                             System, for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on the Nasdaq System but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used. Forward foreign currency exchange contracts are valued at the prevailing forward exchange rate of the underlying currencies on that day.

                             Portfolio debt securities other than money market securities with an original maturity over sixty days are valued by pricing agents approved by the officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair market value as determined in good faith by the Valuation Committee of the Board of Directors.

                             FOREIGN CURRENCY TRANSLATIONS. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

                             Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward foreign

NOTES TO Financial Statements
                             currency exchange contracts, disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed.

                             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A shares). Proceeds payable on redemption of Class B and Class C shares will be reduced by the amount of any applicable contingent deferred sales charge. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the close of the Exchange. The net asset value per share is determined separately for each class by dividing the Fund's net assets attributable to that class by the number of shares of the class outstanding.

                             FEDERAL INCOME TAXES. The Fund has complied with the special provisions of the Internal Revenue Code available to investment companies for the period ended April 30, 1998.

                             DIVIDENDS TO SHAREHOLDERS. The Fund declares and pays dividends of net investment income and net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles. These differences are primarily due to differing treatments for certain transactions such as foreign currency transactions.

                             ORGANIZATIONAL COSTS. Costs incurred by the Fund in connection with its organization and initial registration of shares have been deferred and are being amortized on a straight-line basis over a five-year period.

                             OTHER CONSIDERATIONS. Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements, and their prices more volatile than those of comparable securities in the United States.

--------------------------------------------------------------------------------
3
     TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Scudder Kemper Investments, Inc.
                             (the Adviser) and pays a management fee at an annual rate of 1.25% of average daily net assets.
                             However, the Fund incurred no management fee for the period ended April 30, 1998, after an expense waiver by the Adviser. In addition, the Adviser has temporarily agreed to absorb certain operating expenses of the Fund. Under these arrangements, the Adviser waived and absorbed expenses of $48,558 for the period ended April 30, 1998.

                                                                           Notes
to FINANCIAL STATEMENTS

                             UNDERWRITING AND DISTRIBUTION SERVICES AGREEMENT. The Fund has an underwriting and distribution services agreement with Kemper Distributors, Inc.
                             (KDI), a subsidiary of the Adviser. Underwriting commissions paid in connection with the distribution of Class A shares are as follows:

                                                                                          COMMISSIONS ALLOWED
                                                                                            BY KDI TO FIRMS
                                                                                          -------------------
                                       Period ended April 30, 1998                              $3,420

                             For services under the distribution services agreement, the Fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges (CDSC) from redemptions of Class B and Class C shares. Distribution fees, CDSC and commissions related to Class B and Class C shares are as follows:

                                                                             DISTRIBUTION FEES      COMMISSIONS AND
                                                                                 AND CDSC        DISTRIBUTION FEES PAID
                                                                              RECEIVED BY KDI       BY KDI TO FIRMS
                                                                             -----------------   ----------------------
                                       Period ended April 30, 1998                 $223                  7,393

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with KDI. For providing information and administrative services to shareholders, the Fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of Fund accounts the firms service. The Fund incurred no administrative services fees for the period ended April 30, 1998, after an expense waiver by the Adviser. During the period ended April 30, 1998, KDI paid fees of $546 to various firms.

                             SHAREHOLDER SERVICES AGREEMENT. Kemper Service Company, a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. The Fund incurred shareholder services fees of $650 for the period ended April 30, 1998, all of which is unpaid.

                             FUND ACCOUNTING AGENT. Scudder Fund Accounting Corporation (SFAC), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. The Fund incurred no accounting fees for the period ended April 30, 1998, after a fee waiver of $16,667 by the Adviser.

                             OFFICERS AND DIRECTORS. Certain officers or directors of the Fund are also officers or directors of the Adviser. For the period ended April 30, 1998, the Fund made no payments to its officers or directors.

--------------------------------------------------------------------------------
4
     INVESTMENT
     TRANSACTIONS            For the period ended April 30, 1998, investment
                             transactions (excluding short-term instruments) are as follows:

                             Purchases                                $1,111,514

                             Proceeds from sales                          76,572

NOTES TO Financial Statements

--------------------------------------------------------------------------------
5
     CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the Fund:

                                                                                             PERIOD ENDED
                                                                                     ----------------------------
                                                                                     -------APRIL-30,-1998-------
                                                                                     SHARES              AMOUNT
                                        SHARES SOLD
                                        Class A                                      77,269            $  759,019
                                       --------------------------------------------------------------------------
                                        Class B                                      24,172               252,878
                                       --------------------------------------------------------------------------
                                        Class C                                       3,223                34,170
                                       --------------------------------------------------------------------------
                                        SHARES REDEEMED
                                        Class C                                        (221)               (2,348)
                                       --------------------------------------------------------------------------
                                        NET INCREASE FROM
                                        CAPITAL SHARE TRANSACTIONS                                     $1,043,719
                                       --------------------------------------------------------------------------

                                                                           Notes
to FINANCIAL STATEMENTS

For the period from January 9, 1998 (commencement of operations) to April 30, 1998 (unaudited)

                                                                    CLASS A          CLASS B           CLASS C
 PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                 $ 9.50            9.50              9.50
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                 .03             .02               .02
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain                                     1.25            1.22              1.24
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                       1.28            1.24              1.26
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $10.78           10.74             10.76
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                                         13.47%          13.05             13.26
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
Expenses absorbed by the Fund                                          2.17%           3.05              3.02
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                  1.50%            .62               .65
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
 OTHER RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
Expenses                                                              25.85%          26.73             26.70
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Net investment loss                                                  (22.18)%        (23.06)           (23.03)
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA FOR ALL CLASSES
Net assets at end of period                                                                         $1,147,441
------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                                                                       39%
------------------------------------------------------------------------------------------------------------------

NOTE: Total return does not reflect the effect of any sales charges. Scudder Kemper Investment, Inc. has agreed to temporarily waive its management fee and absorb certain operating expenses of the Fund. The Other Ratios to Average Net Assets are computed without this expense waiver or absorption.

FINANCIAL Highlights

                                                                           NOTES

NOTES

DIRECTORS
OFFICERS

DANIEL PIERCE
Chairman and Director
JAMES E. AKINS
Director
ARTHUR R. GOTTSCHALK
Director
FREDERICK T. KELSEY
Director
FRED B. RENWICK
Director
JOHN B. TINGLEFF
Director
JOHN G. WEITHERS
Director
MARK S. CASADY
President
PHILIP J. COLLORA
Vice President and
Secretary
JOHN R. HEBBLE
Treasurer
JOYCE E. CORNELL
Vice President
DIEGO ESPINOSA
Vice President
JERARD K. HARTMAN
Vice President
TARA C. KENNEY
Vice President
THOMAS W. LITTAUER
Vice President
ANN M. MCCREARY
Vice President
KATHRYN L. QUIRK
Vice President
SHERIDAN P. REILLY
Vice President
M. ISABEL SALTZMAN
Vice President
LINDA J. WONDRACK
Vice President
MAUREEN E. KANE
Assistant Secretary
CAROLINE PEARSON
Assistant Secretary
ELIZABETH C. WERTH
Assistant Secretary


 ..........................................................................................................
LEGAL COUNSEL                         DECHERT PRICE & RHOADS
                                      Ten Post Office Square South
                                      Boston, MA 02109
 ..........................................................................................................
SHAREHOLDER                           KEMPER SERVICE COMPANY
SERVICE AGENT                         P.O. Box 419557
                                      Kansas City, MO 64141
 ..........................................................................................................
CUSTODIAN                             BROWN BROTHERS HARRIMAN & CO.
                                      40 Water Street
                                      Boston, MA 02109
 ..........................................................................................................
PRINCIPAL UNDERWRITER                 KEMPER DISTRIBUTORS, INC.
                                      222 South Riverside Plaza  Chicago, IL 60606-5808
                                      www.kemper.com

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                                   LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

                                                              DIRECTORS&OFFICERS